UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2021

WILLIAM PENN BANCORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-40255	85-3898797
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

10 Canal Street, Suite 104, Bristol, Pennsylvania 19007

(Address of principal executive offices) (Zip Code)

(267) 540-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WMPN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appontment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2021, William Penn Bancorporation (the “Company”) and its wholly owned subsidiary, William Penn Bank (the “Bank”), entered into a Separation Agreement and General Release (the “Agreement”) with Jill M. Ross (the “Executive”). As previously disclosed, the Executive resigned as Executive Vice President and Chief Retail and Commercial Officer of the Company and the Bank effective as of April 30, 2021.

Pursuant to the terms of the Agreement, the Executive will receive, within 14 days following the effective date of the Agreement, (i) an amount of $105,000, less required payroll withholdings, which is equal to six months of Executive’s current annual base salary, (ii) one half of the estimated amount of the bonus Executive would have received for her work for the Company and the Bank in the fiscal year ending June 30, 2021, prorated to reflect the ten months of the fiscal year during which Executive was employed, which results in a bonus in the amount of $27,213.33, less required payroll deductions, and (iii) a lump sum in the amount of $24,000.00, which relates to the premium charged by the Bank for twelve months of continuation, pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), of Bank-provided group health plan coverage for Executive and any eligible dependents, less required payroll withholdings.

The Agreement also provides for a customary general release of claims against the Company and the Bank from the Executive, as well as against the Executive from the Company and the Bank.

The Agreement will become effective on May 18, 2021 unless it is revoked by the Executive prior to that date in accordance with the terms of the Agreement.

The Company will file a copy of the Agreement as an exhibit to its Annual Report on Form 10-K for the fiscal year ending June 30, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WILLIAM PENN BANCORPORATION

Date: May 14, 2021	By:	/s/ Kenneth J. Stephon
Kenneth J. Stephon
President and Chief Executive Officer